Dreyfus Pennsylvania
Municipal Money Market Fund

ANNUAL REPORT
September 30, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                           Dreyfus Pennsylvania
                                                    Municipal Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Pennsylvania Municipal Money Market Fund covers the 12-month period from October 1, 2000 through September 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

It is impossible to address the economy and the financial markets without first mentioning the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before the September 11 attacks, there is no question that "cash has been king" for much of 2001. While bonds have generally fared relatively well, a slowing economy and a return to more normal valuations took their toll on stocks. And, realistically, the investment environment has become even more challenging in the wake of these traumatic events. In the meantime, investors who allocated a portion of their overall investment portfolios to tax-exempt money market funds have continued to enjoy the benefits of tax-exempt income and capital preservation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, manage risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2001




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Pennsylvania Municipal Money Market Fund perform during the period?

For the 12-month reporting period ended September 30, 2001, the fund produced a yield of 2.91% and, taking into account the effects of compounding, an effective yield of 2.95%.(1)

We attribute the fund' s performance to falling interest rates during the reporting period, which were primarily the result of eight interest-rate reductions by the Federal Reserve Board (the "Fed") implemented in an attempt to stimulate greater economic growth.

What is the fund's investment approach?

The fund seeks high current federal and Pennsylvania state tax-exempt income while looking to maintain a stable $1.00 share price. We are vigilant in our
efforts    to    preserve    capital.

In pursuing the fund's investment approach, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high quality, tax-exempt money market instruments from Pennsylvania tax-exempt issuers. Second, we actively manage the fund's weighted average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in Pennsylvania's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the weighted average maturity of the fund, which should position the fund to purchase new securities with then current higher yields if higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which would tend to lengthen the fund's weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund's weighted average maturity

                                                                        The Fund



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

to maintain then current yields for as long as we deem practical. At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy represented a primary driver of the fund' s performance during the reporting period. Early signs of economic deterioration emerged as the reporting period began, causing tax-exempt yields to decline. Soon thereafter, the Fed began to take steps to stimulate economic growth, reducing short-term interest rates by 0.50 percentage points each in two separate moves in January 2001. The Fed subsequently eased rates six more times -- in March, April, May, June, August and September -- reducing interest rates a total of 3.50 percentage points for the reporting period as a whole. Yields on one-year tax-exempt notes declined accordingly.

The fund was also affected by the terrorist attacks of September 11 near the end of the reporting period. Investors concerned about a falling stock market, a weak economy and a newly unstable international political situation flocked to high quality, short-term securities. This spike in demand for a limited supply of money market instruments caused tax-exempt yields to fall even further.

In this environment, we moved the fund's weighted average maturity to a point that was longer than its peer group average. This positioning proved advantageous, because it enabled us to lock in higher, then prevailing yields as short-term interest rates fell. However, as time passed and the fund's holdings matured, the fund's weighted average maturity naturally declined.

As of the end of the reporting period, approximately 63% of the fund's assets were invested in variable-rate demand notes (VRDNs), very short-term securities on which yields are reset either daily or weekly. This emphasis on VRDNs reflected the very limited supply of higher yielding alternatives in high quality, tax-exempt money market instruments from Pennsylvania issuers.


What is the fund's current strategy?

Over the near term, we expect interest rates and tax-exempt yields to decline further as we anticipate the Fed taking additional steps to reinvigorate the economy in the aftermath of September' s terrorist attacks. The longer term outlook is currently unclear and depends, in our view, on the willingness of businesses and consumers to spend their way out of recession.

Accordingly, we are currently focusing on capital preservation and the maintenance of liquidity while attempting to maintain a relatively long weighted average maturity to lessen the possibility of having to reinvest at current lower prevailing yields. Whenever possible, we have attempted to find opportunities in municipal notes with maturities between nine and 12 months. However, with a very limited supply of newly issued securities and unusually low yields in Pennsylvania's tax-exempt marketplace, we have continued to invest primarily in VRDNs.

October 15, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 2001



                                                                                              Principal
TAX EXEMPT INVESTMENTS--100.2%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Allegheny County Industrial Development Authority, EDR

  VRDN (GlassPort Realty Limited Project) 2.35%

   (LOC; Huntington National Bank)                                                            1,000,000  (a)           1,000,000

Allegheny County Port Authority, Special Revenue

   5%, 3/1/2002 (Insured; AMBAC)                                                              3,000,000                3,022,757

Berwick Area Joint Sewer Authority, Sewer Revenue

   4%, 10/15/2002 (Insured; MBIA)                                                               300,000                  304,803

Brandywine Heights Area School District

   GO Notes 4%, 4/1/2002 (Insured; MBIA)                                                        585,000                  586,416

Buckingham Township, GO Notes

   3.25%, 11/1/2001 (Insured; FGIC)                                                             220,000                  219,962

Bucks County Industrial Development Authority, IDR

  VRDN (Oxford Falls Project)

   2.51% (LOC; Household Finance Corp.)                                                         900,000  (a)             900,000

Bucks County Water and Sewer Authority, Water

  Revenue (Neshaminy Intercptor)

   6%, 12/1/2001 (Insured; FGIC)                                                                500,000                  502,291

Butler County Industrial Development Authority

  Revenues (Concordia Lutheran)

   5%, 10/1/2001 (LOC: Asset Guaranty and Fleet Bank)                                         2,335,000                2,335,000

Clarion County Industrial Development Authority, Energy

  Development Revenue, CP (Piney Creek Project)

  2.40%, 10/4/2001 (LOC; Landesbank Hessen-

   Thuringen Girozentrale)                                                                    1,600,000                1,600,000

Conrad Weiser Area School District, GO Notes

   4%, 10/1/2001 (Insured; FSA)                                                                 600,000                  600,000

Council Rock School District

   GO Notes 5%, 3/1/2002 (Insured; FSA)                                                         420,000                  422,676

Dauphin County General Authority, Revenue, VRDN

  School District Pooled Financing Program 2.30%

  (Insured; AMBAC and LOC: Bank of Nova Scotia

   and Commerzbank)                                                                           3,000,000  (a)           3,000,000

Downington Area School District, GO Notes

   3.40%, 4/1/2002 (Insured; FSA)                                                               375,000                  374,998

Emmaus General Authority, Revenue, VRDN:

   2.35%, Series E (GIC; Goldman Sachs)                                                       2,200,000  (a)           2,200,000

   2.35%, Series G (GIC; Goldman Sachs)                                                         500,000  (a)             500,000

   (Chartiers Valley School)

      2.30% (LOC; Bayerische Landesbank)                                                        500,000  (a)             500,000

   (Littlestown School District)

      2.35% (LOC; Kredietbank)                                                                2,000,000  (a)           2,000,000

   (Lower Paxton Township)

      2.35% (LOC; Kredietbank)                                                                3,600,000  (a)           3,600,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Emmaus General Authority, Revenue, VRDN (continued):

  (NorthHampton Area School District)

      2.35% (LOC; Kredietbank)                                                                1,500,000  (a)           1,500,000

   (Springfield School District)

      2.30% (LOC; Bayerische Landesbank)                                                      1,300,000  (a)           1,300,000

   (Southern York County School District)

      2.35% (LOC; Kredietbank)                                                                1,400,000  (a)           1,400,000

Greene Township Municipal Authority

  Franklin County Sewer Revenue

   2.75%, 6/1/2002 (Insured; FSA)                                                               165,000                  165,000

Lancaster County Hospital Authority, VRDN:

  Revenues (Health Center-Willow Valley Lakes)

    2.36% (Insured; MBIA and Liquidity Facility;

      PNC Bank)                                                                               2,050,000  (a)           2,050,000

   Senior Living Facilities Revenue

      (Quarryville Presbyterian) 2.33% (LOC; Allfirst Bank)                                   2,000,000  (a)           2,000,000

Lancaster County Solid Waste Management Authority

   RRR 5%, 12/15/2001 (Insured; AMBAC)                                                        1,520,000                1,526,085

Lehigh County, Refunding, GO Notes

   4.35%, 11/15/2001 (Insured; FGIC)                                                          1,000,000                  999,997

Lehigh County Industrial Development Authority, VRDN:

  PCR (Allegheny Electric Cooperative Inc.)

      2.15% (LOC; Rabobank Nederland)                                                           800,000  (a)             800,000

   Revenue (Cherrydale Farms Project)

      2.45% (LOC; First Union Bank)                                                           3,870,000  (a)           3,870,000

Manheim Township School District, GO Notes:

   4%, 5/1/2002 (Insured; FGIC)                                                                 705,000                  712,092

   4%, Series A, 5/1/2002 (Insured; FGIC)                                                       350,000                  353,084

Mid Valley School District, GO Notes

   4%, 6/1/2002 (Insured; FSA)                                                                  250,000                  252,515

MillCreek Township Water Authority

  Guaranteed Water Revenue

   3.35%, 5/1/2002 (Insured; FSA)                                                               375,000                  375,000

Montgomery County Industrial Development Authority, IDR:

  CP (Exelon Project)

      2.10%, 12/18/2001 (LOC; Bank One Corp.)                                                 3,150,000                3,150,000

   VRDN:

      (Laneko Engineering)

         2.40% (LOC; First Union Bank)                                                        3,000,000  (a)           3,000,000

      (Maintech Inc. & BTR LLC Project)

         2.45% (LOC; First Union Bank)                                                        2,000,000  (a)           2,000,000

Nazareth Area School District, Refunding, GO Notes

   3.60%, 11/15/2001 (Insured; FSA)                                                             330,000                  330,237

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

North Hampton County Industrial Development Authority

  IDR, VRDN:

    (Reale Associates Project) 2.45%

         (LOC; First Union Bank)                                                              3,000,000  (a)           3,000,000

      (S&L Plastics Project) 2.50%

         (LOC; Fleet Bank)                                                                    3,750,000  (a)           3,750,000

North Pennsylvania Health, Hospital and Educational

  Authority, HR, VRDN (Maple Village Project)

   2.45% (LOC; Manufacturer & Traders Trust Bank)                                             7,700,000  (a)           7,700,000

Northern Cambria School District, Refunding, GO Notes

   4%, 9/1/2002 (Insured; FSA)                                                                  445,000                  452,018

Palmyra Area School District, GO Notes

   3.30%, 6/1/2002 (Insured; FGIC)                                                              345,000                  345,000

State of Pennsylvania, GO Notes:

   6.20%, 11/1/2001 (Insured; MBIA)                                                           1,000,000                1,001,725

   4.25%, 12/1/2001                                                                           1,000,000                1,001,897

   Refunding 4.875%, 5/1/2002                                                                   500,000                  504,596

Pennsylvania Economic Development Financing Authority

  Exempt Facilities Revenue, VRDN

   (Merck & Co. Project) 2.35%                                                                3,000,000  (a)           3,000,000

Pennsylvania Higher Educational Facilities Authority

  College and University Revenue (Mount Aloysuis College)

   4.40%, 11/1/2001 (LOC; Allied Irish Banks)                                                 1,300,000                1,300,000

Pennsylvania Turnpike Commission, Turnpike Revenue

   7.15%, 12/1/2001 (Insured; FGIC)                                                           1,900,000  (b)           1,949,609

Peters Township, GO Notes

   3.30%, 12/15/2001 (Insured; FGIC)                                                            335,000                  334,996

Philadelphia Hospitals and Higher Education Facilities

  Authority, HR:

    (Albert Einstein Medical Center)

         7%, 10/1/2001                                                                        3,000,000  (b)           3,060,000

      VRDN (Wills Eye Hospital Project)

         2.25% (LOC; Chase Manhattan Bank)                                                    5,800,000  (a)           5,800,000

Philadelphia Municipal Authority, LR

  (Justice Lease):

      7.10%, 11/15/2001                                                                         250,000  (b)             255,794

      7.125%, 11/15/2001                                                                      2,525,000  (b)           2,585,172

Pine Grove Area School District, GO Notes

   3.40%, 2/15/2002 (Insured; FSA)                                                              100,000                   99,998

City of Pittsburgh, Refunding, GO Notes

   5%, 3/1/2002 (Insured; MBIA)                                                                 500,000                  503,032

Schuylkill County, GO Notes

   3.50%, 3/1/2002 (Insured; AMBAC)                                                             200,000                  199,997



                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Schuylkill County Industrial Development Authority

  RRR, Refunding, VRDN (NorthEastern Power Company)

   2.65%, (LOC; Dexia Credit Finance Company)                                                   400,000  (a)             400,000

Slippery Rock Area School District, GO Notes

   3.40%, 10/1/2001 (Insured; FGIC)                                                           1,360,000                1,360,000

South Eastern School District, York County, GO Notes

   4%, 3/1/2002 (Insured; FGIC)                                                                 560,000                  561,125

South Western School District, York County, GO Notes

   4%, 4/1/2002 (Insured; FSA)                                                                  225,000                  226,094

Telford Industrial Development Authority, Revenue

  VRDN (Ridgetop Project)

   2.50% (LOC; Fleet Bank)                                                                    5,000,000  (a)           5,000,000

Upper Dublin School District, GO Notes

   3.65%, 11/15/2001 (Insured; FGIC)                                                            550,000                  550,430

Wilson Area School District, GO Notes

   4.50%, 2/15/2002 (Insured; FGIC)                                                             500,000                  502,273

Wyomissing School District, GO Notes

   4%, 3/01/2002 (Insured; FGIC)                                                                250,000                  251,013
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $95,147,749)                                                             100.2%               95,147,682

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.2%)                (228,165)

NET ASSETS                                                                                       100.0%               94,919,517

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

CP                        Commercial Paper

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty
                             Insurance Company

FSA                       Financial Security Assurance

GIC                       Guaranteed Investment Contract

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1                      SP1+/SP1, A1+/A1                                 49.6

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                       29.4

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    21.0

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT SEPTEMBER 30, 2001, THE FUND HAD $25,085,000 (26.4%) OF NET ASSETS
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM INDUSTRIAL REVENUES.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  95,147,749  95,147,682

Cash                                                                    106,930

Interest receivable                                                     650,425

Prepaid expenses and other assets                                         8,309

                                                                     95,913,346
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            47,625

Payable for investment securities purchased                             911,618

Accrued expenses                                                         34,586

                                                                        993,829
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       94,919,517
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      94,923,042

Accumulated net realized gain (loss) on investments                      (3,458)

Accumulated gross unrealized appreciation on investments                    (67)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       94,919,517
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
  Interest authorized)                                               94,923,042

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended September 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,627,285

EXPENSES:

Management fee--Note 2(a)                                              508,318

Shareholder servicing costs--Note 2(b)                                  73,345

Professional fees                                                       30,520

Custodian fees                                                          13,770

Prospectus and shareholders' reports                                    12,913

Trustees' fees and expenses--Note 2(c)                                  10,309

Registration fees                                                        8,585

Miscellaneous                                                            7,635

TOTAL EXPENSES                                                         665,395

INVESTMENT INCOME--NET                                               2,961,890
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 24,069

Net unrealized appreciation (depreciation) on investments              (14,486)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   9,583

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,971,473

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             -----------------------------------
                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,961,890          3,221,652

Net realized gain (loss) from investments          24,069              1,076

Net unrealized appreciation (depreciation)
   of investments                                 (14,486)            14,419

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,971,473          3,237,147
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (2,961,890)        (3,221,652)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 114,850,502        114,866,459

Dividends reinvested                            2,839,930          3,045,004

Cost of shares redeemed                      (115,838,245)      (128,167,083)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             1,852,187        (10,255,620)

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,861,770        (10,240,125)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            93,057,747        103,297,872

END OF PERIOD                                  94,919,517         93,057,747

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                             Year Ended September 30,
                                                                     --------------------------------------------
                                                                 2001       2000        1999         1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00       1.00        1.00         1.00          1.00

Investment Operations:

Investment income--net                                           .029       .033        .026         .030          .030

Distributions:

Dividends from investment income--net                           (.029)     (.033)      (.026)       (.030)        (.030)

Net asset value, end of period                                   1.00       1.00        1.00         1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.95       3.32        2.60         3.05          3.03
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .65        .67         .65          .65           .66

Ratio of net investment income
   to average net assets                                         2.91       3.25        2.57         3.01          2.99
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          94,920     93,058     103,298      126,798       131,051

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Pennsylvania Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation ("the Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

earnings credits of $9,583 during the period ended September 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,500 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2001. If not applied, the carryover expires in fiscal 2007.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2001, the fund was charged $31,947 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2001, the fund was charged $32,120 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Pennsylvania Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Pennsylvania Municipal Money Market Fund, including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Pennsylvania Municipal Money Market Fund at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


/s/Ernst & Young LLP
New York, New York
November 12, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2001 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes)

                                                             The Fund

NOTES

                        For More Information

                        Dreyfus Pennsylvania Municipal Money
                        Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank Of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  104AR0901